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                               AMENDMENT NUMBER FOUR TO
                             LOAN AND SECURITY AGREEMENT


                                    BY AND BETWEEN


                     COMMUNICATION TELESYSTEMS INTERNATIONAL dba
                             WORLDxCHANGE COMMUNICATIONS

                               WXL COMMUNICATIONS, LTD.

                                   CTS TELCOM, INC.

                                         AND

                             FOOTHILL CAPITAL CORPORATION


                             DATED AS OF AUGUST 25, 1998




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                               AMENDMENT NUMBER FOUR TO
                             LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of August 25, 1998, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and COMMUNICATION TELESYSTEMS INTERNATIONAL, dba WORLDxCHANGE Communications, a California corporation ("WXCC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, WXL COMMUNICATIONS, LTD., a Canadian corporation ("WXLC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, and CTS TELCOM, INC., a Florida corporation ("CTST"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 (WXCC, WXLC, and CTST, and each of them, and any one or more of them, jointly and severally, individually and collectively, "Borrower").

This Amendment is entered into with reference to the following facts:

     A. WHEREAS, Foothill and Borrower are parties to that certain Loan and Security Agreement, dated as of March 11, 1997, (as amended by that certain Amendment Number One to Loan and Security Agreement dated, as of December 31, 1997, by that certain Amendment No. Two to the Loan and Security Agreement, dated as of February 20, 1998, and by that certain Amendment Number Three of the Loan and Security Agreement, dated as of April 27, 1998, and as otherwise from time to time amended, modified, supplemented, renewed, extended or restated prior to the date hereof, the "Loan Agreement");

     B. WHEREAS, Borrower has previously obtained unsecured indebtedness in the amount of $40,000,000 (the "Initial Tel-Save Junior Indebtedness") from Tel-Save Holdings, Inc., a Delaware corporation ("Tel-Save");

     C. WHEREAS, Borrower has requested that Foothill consent to additional debt financing in the amount of $16,200,000 from Tel-Save (the "Additional Tel-Save Junior Indebtedness," and together with the Initial Tel-Save Junior Indebtedness, the "Tel-Save Junior Indebtedness");

     D. WHEREAS, Borrower has requested that Foothill consent to the grant of a junior security interest in all of Borrower's tangible and intangible personal property to Tel-Save to secure the Tel-Save Junior Indebtedness (the "Tel-Save Junior Lien");

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     E.   WHEREAS, Borrower has requested that Foothill (i) consent to the
          Additional Tel-Save Junior Indebtedness and the Tel-Save Junior Lien, and (ii) amend the Loan Agreement to the extent necessary to permit the Tel-Save Junior Indebtedness and the Tel-Save Junior Lien in accordance with the terms and conditions hereof as set forth herein.

     NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

     1.   INITIALLY CAPITALIZED TERMS.

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

     2.   AMENDMENTS TO THE LOAN AGREEMENT.

          a. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in alphabetical order:

          "FOURTH AMENDMENT" means, that certain Amendment Number Four to Loan and Security Agreement, dated as of August 25, 1998, between Foothill and Borrower.

          "TEL-SAVE" means Tel-Save Holdings, Inc., a Delaware corporation, with its principal place of business at 6805 Route 202, New Hope, Pennsylvania 18938.

          "TEL-SAVE JUNIOR INDEBTEDNESS" means indebtedness of Borrower to Tel-Save in the aggregate principal amount not to exceed $56,200,000 that is subject to the Tel-Save Intercreditor Agreement.

          "TEL-SAVE INTERCREDITOR AGREEMENT" means, that certain Intercreditor Agreement between Foothill on the one hand, and Tel-Save and Gerard Klauer Mattison & Co., Inc. on the other hand, and acknowledged by WXCC, WXLC and CTST dated August 25, 1998.

          "TEL-SAVE PERMITTED LIENS" means those certain liens and security interests granted by Borrower in favor of Tel-Save in respect of the Tel-Save Junior Indebtedness, that are in each case subject to the Tel-Save Intercreditor Agreement.

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          b.   Section 1.1 of the Loan Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the definitions set forth below in alphabetical order:

          "LOAN DOCUMENTS" means, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Canadian Security Agreements, the Pledge Agreements, the Disbursement Letter, the Guarantees, the Guaranty Reaffirmation and Consents, the Tel-Save Intercreditor Agreement, the Lockbox Agreements, any Mortgages hereafter delivered by Borrower to Foothill, the Suretyship Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

          "PERMITTED LIENS" means, (a) liens and security interest held by Foothill, (b) liens for unpaid taxes with respect to which Borrower is not in breach of its covenants set forth in SECTION 6.9 of the Loan Agreement,
     (c) liens and security interests set forth in SCHEDULE P-1 attached to the Loan Agreement, (d) purchase money security interest and liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset was permitted under SECTION 7.10 of the Loan Agreement, and so long as the security interest or lien only secures the obligations of Borrower under the purchase agreement or lease with respect to the purchase price of or rental payments with respect to the asset, interest or finance charges with respect thereto, or related fees, costs, or expenses, and does not secure unrelated obligation of Borrower to the holder of such purchase agreement or lease, (e) easements, rights of way, reservations, covenants, conditions, restrictions, zoning variances, and other similar encumbrances that do not materially interfere with the use or value of the property subject thereto, (f) obligations and duties as lessee under any lease existing on the date of this Agreement, (g) mechanics', materialmen's, warehousemen's, or similar liens that arise by operation of law, (h) exceptions listed in any title insurance or commitment therefor delivered by Borrower hereunder in respect of any Real Property and as are approved in the sole discretion of Foothill, (i) liens with respect to which Borrower is engaging in a Permitted Protest permitted by an express provision of the Loan Documents, to the extent that Borrower is in compliance with such provision, (j) Tel-Save Permitted Liens, and (k) liens to the extent that Borrower is giving a grace period pursuant to an express provision of the Loan Documents within which to remove or eliminate such liens, and to the extent that Borrower is proceeding in compliance with such provision to remove or eliminate such lien within such grace period.

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          3.   Subject to the terms and conditions hereof, including without limitation the execution and delivery of the Tel-Save Intercreditor Agreement in form and substance satisfactory to Foothill by each of the parties thereto, Foothill hereby consents to (i) the incurrence of the Tel-Save Junior Indebtedness by Borrower, (ii) the execution by Borrower of those certain notes, not to exceed $56,200,000 in aggregate amount, in favor of Tel-Save or its nominees attached hereto as EXHIBIT A (the "Subordinated Notes," and together with any other agreements, instruments or other documents entered into in connection with the Subordinated Notes, the "Tel-Save Transactional Documents"), and (iii) to the grant of the Tel-Save Junior Lien pursuant to the Tel-Save Transactional Documents. In connection with Borrower's incurrence of the Tel-Save Junior Indebtedness, Borrower promptly shall provide Foothill with copies of all Tel-Save Transactional Documents entered into by Borrower in connection with Borrower's incurrence of the Tel-Save Junior Indebtedness.

          4. LIMITATION OF WAIVERS AND CONSENTS. The waiver and consents contained herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which each such waiver and consent are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, (as they may from time to time be amended), except and only to the extent expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under any of the Loan Documents.

          5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          6. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following, on or before the Third Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

               a. Each of the Guarantors shall have executed and delivered a Guaranty Reaffirmation and Consent in form and substance satisfactory to Foothill;

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               b.   Each of the parties to the Tel-Save Intercreditor Agreement shall have executed and delivered a counterpart of the Tel-Save Intercreditor Agreement in form and substance satisfactory to Foothill;

               c. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof (except for and excluding those Events of Default specifically waived hereby), nor shall result from the consummation of the transactions contemplated herein;

               e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

               f. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          7. FURTHER ASSURANCES. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          8.   MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

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               c.   This Amendment shall be governed by and construed in
accordance with the laws of the State of California.

               d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                     [Remainder of page left intentionally blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                              COMMUNICATION TELESYSTEMS
                              INTERNATIONAL dba WORLDxCHANGE
                              COMMUNICATIONS,
                              a California corporation


                              By /s/ Edward S. Soren
                                 -------------------------------
                              Title:  President
                                   --------------------------


                              WXL COMMUNICATIONS, LTD.,
                              a Canadian corporation


                              By /s/ Edward S. Soren
                                 -------------------------------
                              Title:  President
                                   --------------------------


                              CTS TELCOM, INC.,
                              a Florida corporation


                              By /s/ Edward S. Soren
                                 -------------------------------
                              Title:  President
                                   --------------------------


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By /s/ Kurt R. Marsden
                                 -------------------------------
                              Title: Vice President
                                     ---------------------------

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                               OMITTED SCHEDULE

     The following Schedule to the Amendment Number Four to the Loan and Security Agreement has been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

     Exhibit A - Subordinated Notes